SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 15, 1997



                              SWVA Bancshares, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       Virginia                          0-24674                  54-1721629
----------------------------     ------------------------     ------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer No.)
of Incorporation)



    302 Second Street, S.W., Roanoke, Virginia                   24011-1597
    ------------------------------------------                   ----------
     (Address of Principal Executive Offices)                    (Zip Code)



        Registrant's telephone number, including area code (540) 343-0135
                                                           --------------


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Item 5. Other Events

         On August 15, 1997, the registrant announced its fourth quarter earnings.

         On August 21, 1997, the registrant declared a semi-annual cash dividend of $0.15 per common share of stock payable to holders of record at the close of business on September 15, 1997. The dividend is payable on September 30, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

                  99.1     Press release related to fourth quarter earnings.

                  99.2     Press release related to dividend declaration.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SWVA BANCSHARES, INC.



Date: August 26, 1997                By /s/ B. L. Rakes
                                        --------------------------------
                                        B.L. Rakes, President
                                        (Duly authorized representative)